SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 21, 2013

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

 (State or Other Jurisdiction of Incorporation)

001-31240

 (Commission File Number)

84-1611629

 (I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends and restates Exhibit 99.2 to the Current Report on Form 8-K of Newmont Mining Corporation (the “Company") furnished to the Securities and Exchange Commission on February 22, 2013 (the “Original Report”). This Amendment corrects grades reported in the line item for Boddington, Western Australia in the table entitled "Attributable Copper Reserves U.S. Units" reported in the news release, dated February 21, 2013, reporting 2012 reserves, 2012 exploration highlights and 2013 planned exploration activity (the "News Release"), which was attached to the Original Report as Exhibit 99.2. Specifically, the grades for Boddington, Western Australia are corrected by this Amendment from the originally reported 0.29%, 0.18% and 0.20% for “Proven Reserves,” “Probable Reserves” and “Proven + Probable Reserves,” respectively, to 0.10%, 0.11% and 0.11%, respectively.  This Amendment also corrects the tonnage reported for “Proven + Probable Reserves” at December 31, 2011 for the “Total South America,”  “Total Asia Pacific” and “Total Newmont Worldwide” line items in the table entitled "Attributable Copper Reserves Metric Units"  from U.S. units to metric units.  Except for the above mentioned corrections, this Amendment does not update, modify or amend the Original Report or News Release.  All other information included in the Original Report and New Release remains unchanged. All references in the Original Report to the News Release and Exhibit 99.2 shall hereinafter be deemed to refer to the News Release furnished as Exhibit 99.2 to this Amendment. Except for such correction, this Amendment does not update, modify or amend the Original Report. All other information included in the Original Report and the related earnings presentation made by the Company on February 22, 2013 remains unchanged. All references in the Original Report to the News Release and Exhibit 99.2 shall hereinafter be deemed to refer to the News Release furnished as Exhibit 99.2 to this Amendment.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.2	News Release, dated February 21, 2013, reporting 2012 reserves, 2012 exploration highlights and 2013 planned exploration activity

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By:	/s/ Stephen P. Gottesfeld
Name:	Stephen P. Gottesfeld
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: February 25, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.2	News Release, dated February 21, 2013, reporting 2012 reserves, 2012 exploration highlights and 2013 planned exploration activity